AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2005.

File Nos. 333-118218

811-08369

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No. 3  ☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 4  ☒

(Check Appropriate Box Or Boxes)

FS VARIABLE ANNUITY ACCOUNT FIVE

(Exact Name of Registrant)

FIRST SUNAMERICA LIFE INSURANCE COMPANY

(“FIRST SUNAMERICA LIFE”)

(Name of Depositor)

733 THIRD AVENUE, 4TH FLOOR

NEW YORK, NEW YORK 10017

(Address of Depositor’s Principal Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code: (800) 996-9786

CHRISTINE A. NIXON, ESQ.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

C/O AIG RETIREMENT SERVICES, INC.

1 SUNAMERICA CENTER

LOS ANGELES, CALIFORNIA 90067-6022

(Name and Address of Agent for Service)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on [INSERT DATE if applicable] pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:

FS VARIABLE ANNUITY ACCOUNT FIVE

Cross Reference Sheet

PART A - PROSPECTUS

Incorporated herein by reference to Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940 to Registration Statement file 333-118218 and 811-08369 filed on Form N-4 on February 9, 2005, accession number 0001193125-05-022404.

PART B - STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a “P” are made by reference to the captions in the Prospectus.

Item Number in Form N-4		Caption
15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	The Seasons Triple Elite Variable Annuity (P); Separate Account; General Account (P); Investment Options (P); Other Information (P)

18.	Services	Other Information (P)

19.	Purchase of Securities Being Offered	Purchasing a Seasons Triple Elite Variable Annuity (P)

20.	Underwriters	Distribution of Contracts

21.	Calculation of Performance Data	Performance Data

22.	Annuity Payments	Income Options (P); Income Payments; Annuity Unit Values

23.	Financial Statements	Depositor: Other Information (P); Financial Statements; Registrant: Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

FS VARIABLE ANNUITY ACCOUNT FIVE

Supplement to the:

SEASONS TRIPLE ELITE VARIABLE ANNUITY PROSPECTUS

(F-3017-PRO)

DATED FEBRUARY 14, 2005

This supplement replaces all previous supplements.

The date of the prospectus is hereby changed to April 29, 2005.

All references in the prospectus to the date of the statement of additional information are hereby changed to April 29, 2005.

The following is added to the GLOSSARY on page 3 of the prospectus:

Fixed Account – An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

Market Close – The close of the New York Stock Exchange, usually 1:00 p.m. Pacific Time.

Trust – Refers to the Seasons Series Trust.

Underlying Funds – The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

The following replaces the reference to the Latest Annuity Date located in the GLOSSARY on page 3 of the prospectus:

Latest Annuity Date - Your 90th birthday or 10th contract anniversary whichever is later.

The following replaces the second paragraph of the ANNUITY DATE subsection of the INCOME OPTIONS section located on page 31 of the prospectus:

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (Latest Annuity Date).

The following replaces the section entitled TRANSFERS DURING THE ACCUMULATION PHASE on page 15 of the prospectus:

Transfers During the Accumulation Phase

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone or through the Company’s website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the

Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

Transfer Policies

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail (“U.S. Mail”) for twelve months from the date of your 5th transfer request (“Standard U.S. Mail Policy”). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or available Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers (“Accelerated U.S. Mail Policy”). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

(1)	the number of transfers made in a defined period;

(2)	the dollar amount of the transfer;

(3)	the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

(4)	the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

(5)	whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

(6)	other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

We reserve the right to modify the policies and procedures described in this section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

The following replaces the section entitled SEASONS INCOME REWARDS FEATURE on page 20 of the prospectus:

SEASONS INCOME REWARDS

Seasons Income Rewards feature is not available at this time. Check with your financial representative for the availability of this feature.

What is Seasons Income Rewards?

Seasons Income Rewards is an optional living benefit feature. If you elect this feature, for which you will be charged an annualized fee, after a specified waiting period, you are guaranteed to receive withdrawals, over a minimum number of years that in total equal Purchase Payments made in the first 90 days adjusted for withdrawals during that period (the “Benefit”), even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Seasons Income Rewards has rules and restrictions that are discussed more fully below.

What options are currently available?

Three options are currently available under this feature. The available options, referred to as the Step-Up Options, provide a guaranteed minimum withdrawal amount over a minimum number of years equal to at least your initial Purchase Payment (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), the Benefit will be reduced and you may not receive a step-up amount depending on the option selected.

Each option and its components are fully described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect the feature?

You may only elect the feature at the time of contract issue and must choose one of the options discussed below. You may not change the option after election. You cannot elect the feature if you are age 81 or older on the contract issue date. Generally, once you elect the feature, it cannot be cancelled.

Seasons Income Rewards cannot be elected if you elect the Seasons Promise feature. See SEASONS PROMISE below. Seasons Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit calculated?

In order to determine the Benefit’s value, we calculate each of the components as described below. The Benefit’s components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the Benefit Availability Date. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a Benefit Year.

The table below is a summary of the three Step-Up Options we are currently offering:

Option	Benefit Availability Date	Step-Up Amount	Maximum Annual Withdrawal Amount+ Percentage	Minimum Withdrawal Period* (if Maximum Annual Withdrawal Amount taken each year)
1	3 years following contract issue date	10%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	11 years
2	5 years following contract issue date	20%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	12 years
3	10 years following contract issue date	50%** of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	15 years

*	You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.
**	If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.
+	For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for the Step-Up Options calculated?

First, we determine the Eligible Purchase Payments, which include the amount of Purchase Payments made to the contract up to and including the 90th day after your contract issue date, adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Second, we determine the Withdrawal Benefit Base, on the Benefit Availability Date. The Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine a Step-Up Amount, if any, which is calculated as a specified percentage (listed in the table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Up Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine a Stepped-Up Benefit Base, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the Maximum Annual Withdrawal Amount, which is a stated percentage (listed in the table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

Contract Year	Annualized Fee
0-7 years	0.65% of Withdrawal Benefit Base
8-10 years	0.45% of Withdrawal Benefit Base
11+	none

What are the effects of withdrawals on the Step-Up Options?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

Withdrawal Benefit Base: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal that exceeds the Step-Up Amount will reduce the Withdrawal Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

a.	is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

b.	is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

Stepped-Up Benefit Base: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

a.	is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

b.	is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

Minimum Withdrawal Period: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

Contract Value: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

The SEASONS INCOME REWARDS EXAMPLES APPENDIX provides examples of the effects of withdrawals on the Seasons Income Rewards feature.

What happens if my contract value is reduced to zero?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature. However, the contract and its other features and benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

1.	Lump sum distribution of the actuarial present value as determined by us, of the total remaining guaranteed withdrawals; or

2.	the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

3.	any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. See SPOUSAL CONTINUATION below.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the Stepped-Up Benefit Base is greater than zero when the original owner dies, and the contract value equals zero and therefore no death benefit is payable, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. If the Stepped-Up Benefit Base and the contract value are greater than zero, a non-spousal Beneficiary must make a death claim under the contract provisions which terminates the Benefit. See DEATH BENEFITS below.

Can Seasons Income Rewards be cancelled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

1.	Stepped-Up Benefit Base is equal to zero; or

2.	Annuitization of the contract; or

3.	Full surrender of the contract; or

4.	Death benefit is paid; or

5.	Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

Important Information

Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market down turn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. Seasons Income

Rewards does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you need to take withdrawals or are required to take required minimum distributions (“RMD”) under the Internal Revenue Code (“IRC”) from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively impact the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date. Any withdrawals taken under this feature or under the contract may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right at the time your contract is issued to limit the maximum Eligible Purchase Payments to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect this Seasons Income Rewards feature.

We reserve the right to modify, suspend or terminate the Seasons Income Rewards feature (in its entirety or any component) at any time for prospectively issued contracts.

The following replaces the APPENDIX B — SEASONS INCOME REWARDS EXAMPLES on page B-1 of the prospectus:

The following examples demonstrate the operation of the Seasons Income Rewards feature:

Example 1:

Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% × $100,000) = $120,000). Your Maximum Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 × 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

Example 2 - Impact of Withdrawals prior to the Benefit Availability Date for Options 1 and 2:

Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% × 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability

Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

Example 3 - Impact of Withdrawals prior to the Benefit Availability Date for Option 3:

Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% × 100,000) = $90,000). Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% × $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

Example 4 - Impact of Withdrawals less than or equal to Maximum Annual Withdrawal Amount after the Benefit Availability Date:

Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

Example 5 - Impact of Withdrawals in excess of Maximum Annual Withdrawal Amount after the Benefit Availability Date:

Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

The following replaces the section entitled GENERAL ACCOUNT on page 37 of the prospectus:

Money allocated to any Fixed Account options goes into the Company’s general account. The general account consists of all of the Company’s assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company’s contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. (“AIG”), and the Company’s insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

The following replaces the section entitled PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT on page 37 of the prospectus:

Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract (“Contract Commissions”). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 6% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm’s registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker- dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trust’s investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

The following replaces the section entitled LEGAL PROCEEDINGS on page 38 of the prospectus:

There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is part to various kinds of litigation incidental to its business operations. In management’s opinion, these matters are not material in relation to the financial position of the Company.

AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG’s Board of Directors and new management adequate time to complete an extensive review of AIG’s books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG’s decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the company. For example, the recent ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding actions being taken with respect to the Company’s ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

Date: April 29, 2005

Please keep this Supplement with your Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY

FS VARIABLE ANNUITY ACCOUNT FIVE

(Seasons Triple Elite Variable Annuity)

DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated April 29, 2005, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 99NY-SUN or writing us at:

First SunAmerica Life Insurance Company

Annuity Service Center

P.O. Box 54299

Los Angeles, California 90054-0299

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 29, 2005.

SEPARATE ACCOUNT

FS Variable Annuity Account Five was originally established by First SunAmerica Life Insurance Company (the “Company”) on August 1, 1997 pursuant to the provisions of New York law, as a segregated asset account of the Company. The separate account meets the definition of a “separate account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its Variable Portfolio or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds’ managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to available fixed account options in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

Support Agreement between the Company and AIG

The Company has a support agreement in effect between the Company and AIG (the “Support Agreement”), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder’s surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

The Company’s insurance policy obligations are guaranteed by American Home Assurance Company (“American Home”), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company’s policyholders have the right to enforce the guarantee directly against American Home.

PERFORMANCE DATA

From time to time the separate account may advertise the Cash Management Portfolio’s “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise “total return” data for its Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. The “total return” for a Variable Portfolio is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

Cash Management Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

Base Period Return = (EV - SV - CMF)/(SV)

where:

SV      =  value of one Accumulation Unit at the start of a 7 day period

EV      =  value of one Accumulation Unit at the end of the 7 day period

CMF   =  an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolios’ allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an “effective yield” that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

Effective Yield = [(Base Period Return + 1)365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner’s account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio’s yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as “total return.”

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

P (1+T) n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the three year surrender charge schedule. We may, from time to time, advertise other variations of performance along with the standardized performance as described above.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

These rates of return do not reflect election of the optional features. As a fee is charged for these features, the rates of return would be lower if these features, were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

INCOME PAYMENTS

Initial Annuity Payment

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of certain guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly. For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of Select Portfolio, Focused Portfolio or Strategy from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

$10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Annuity Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Select Portfolio, Focused Portfolio or Strategy. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P’s Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P’s Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity

Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P’s first variable annuity payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P’s first variable annuity payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P’s account value by $1,000:

First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

The number of P’s Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

Annuity Units = $557.61/$13.256932 = 42.062143

P’s second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

Second Payment = 42.062143 x $13.327695 = $560.59

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For “eligible rollover distributions” from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or transferred to another eligible plan in a direct “trustee to trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification — Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your purchase payments not previously withdrawn. The new Contract owner’s purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS’s acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

DISTRIBUTION OF CONTRACTS

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS

The financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are presented in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the Fixed Accounts.

The financial statements of FS Variable Annuity Account Five (the “Separate Account”) are not included, as sales have only recently begun.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows, in all material respects, the financial position of First SunAmerica Life Insurance Company (the “Company”), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP

Los Angeles, California

April 15, 2005

FIRST SUNAMERICA LIFE INSURANCE COMPANY

BALANCE SHEET

	December 31, 2004	December 31, 2003
	(in thousands)
ASSETS

Investments and cash:
Cash and short-term investments	$24,858	$104,011
Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004, $2,919,279; December 31, 2003, $2,617,647)	2,971,425	2,657,812
Mortgage loans	276,859	215,521
Policy loans	32,899	35,251
Common stocks available for sale, at fair value (cost: December 31, 2004, $700; December 31, 2003, $291)	705	295
Securities lending collateral	517,644	154,756

Total investments and cash	3,824,390	3,167,646

Variable annuity assets held in separate accounts	488,046	438,224
Accrued investment income	32,486	27,577
Deferred acquisition costs	157,729	161,828
Other deferred expenses	19,139	16,098
Income taxes currently receivable from Parent	—	1,360
Other assets	9,033	1,749

TOTAL ASSETS	$4,530,823	$3,814,482

LIABILITIES AND SHAREHOLDER’S EQUITY

Reserves, payables and accrued liabilities:
Reserves for fixed annuity contracts	$2,863,048	$2,490,145
Reserves for universal life insurance contracts	226,133	232,271
Income taxes currently payable to Parent	2,540	—
Securities lending payable	517,644	154,756
Payable to brokers	—	40,852
Other liabilities	31,807	66,814

Total reserves, payables and accrued liabilities	3,641,172	2,984,838

Variable annuity liabilities related to separate accounts	488,046	438,224

Deferred income taxes	25,092	41,895

Total liabilities	4,154,310	3,464,957

Shareholder’s equity:
Common stock	3,000	3,000
Additional paid-in capital	259,428	259,428
Retained earnings	92,082	68,657
Accumulated other comprehensive income	22,003	18,440

Total shareholder’s equity	376,513	349,525

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$4,530,823	$3,814,482

See accompanying notes to financial statements.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF INCOME AND COMPREHENSIVE INCOME

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
REVENUES

Fee income:
Variable annuity policy fees	$8,903	$8,077	$9,003
Universal life insurance policy fees, net of reinsurance	5,354	5,289	6,276
Premiums on reinsurance contract	6,586	—	—
Surrender charges	2,999	1,744	1,854

Total fee income	23,842	15,110	17,133

Investment income	167,371	119,730	97,327
Net realized investment gains (losses)	(2,655)	2,417	(10,025)

Total revenues	188,558	137,257	104,435

BENEFITS AND EXPENSES

Interest expense:
Fixed annuity contracts	90,167	65,631	47,186
Universal life insurance contracts	10,858	11,076	11,489

Total interest expense	101,025	76,707	58,675

Amortization of bonus interest	2,411	1,038	248
General and administrative expenses	7,711	6,036	8,112
Amortization of deferred acquisition costs	31,772	19,526	16,119
Annual commissions	1,554	1,038	771
Commissions on reinsurance contract	3,034	—	—
Claims on universal life insurance contracts, net of reinsurance recoveries	3,905	3,098	2,985
Claims on reinsurance contract	2,616	—	—
Guaranteed benefits	1,193	816	1,735

Total benefits and expenses	155,221	108,259	88,645

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	33,337	28,998	15,790

Income tax expense	7,899	12,081	9,032

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	25,438	16,917	6,758

Cumulative effect of accounting change, net of tax	(2,013)	—	—

NET INCOME	$23,425	$16,917	$6,758

See accompanying notes to financial statements

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
OTHER COMPREHENSIVE INCOME, NET OF TAX:

Net unrealized gains on debt and equity securities available for sale identified in the current period less related amortization of deferred acquisition costs and other deferred expenses	$4,118	$8,750	$16,123

Less reclassification adjustment for net realized (gains) losses included in net income	1,364	(1,719)	3,417
Income tax expense	(1,919)	(2,461)	(6,839)

OTHER COMPREHENSIVE INCOME	3,563	4,570	12,701

COMPREHENSIVE INCOME	$26,988	$21,487	$19,459

See accompanying notes to financial statement

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$23,425	$16,917	$6,758
Adjustments to reconcile net income to net cash provided by operating activities:
Cumulative effect of accounting change, net of tax	2,013	—	—
Interest credited to:
Fixed annuity contracts	90,167	65,631	47,186
Universal life insurance contracts	10,858	11,076	11,489
Net realized investment (gains) losses	2,655	(2,417)	10,025
Amortization of net premiums/(accretion of net discounts) on investments	5,730	(2,493)	(1,241)
Amortization of deferred acquisition costs and other deferred expenses	34,183	20,564	16,367
Acquisition costs deferred	(35,395)	(79,439)	(26,952)
Other expenses deferred	(6,037)	(13,192)	(3,393)
Provision for deferred income taxes	(17,639)	9,040	25,503
Change in:
Accrued investment income	(4,909)	(11,728)	(3,537)
Income taxes currently receivable from / payable to Parent	3,900	8,471	(13,550)
Other assets	(7,284)	(348)	860
Other liabilities	(8,200)	16,035	3,788
Other, net	3,754	3,922	(350)

NET CASH PROVIDED BY OPERATING ACTIVITIES	97,221	42,039	72,953

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
Bonds, notes and redeemable preferred stocks	(952,300)	(1,883,889)	(604,280)
Mortgage loans	(82,533)	(53,070)	(45,944)
Common stock	—	—	(845)
Other investments, excluding short-term investments	—	(771)	(417)
Sales of:
Bonds, notes and redeemable preferred stocks	388,143	399,240	219,856
Other investments, excluding short-term investments	112	1,522	49
Redemptions and maturities of:
Bonds, notes and redeemable preferred stocks	217,009	284,025	121,967
Mortgage loans	21,413	30,846	25,833
Other investments, excluding short-term investments	1,513	1,572	1,709

NET CASH USED IN INVESTING ACTIVITIES	$(406,643)	$(1,220,525)	$(282,072)

See accompanying notes to financial statements

FIRST SUNAMERICA LIFE INSURANCE COMPANY

STATEMENT OF CASH FLOWS (Continued)

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
Fixed annuity contracts	$444,942	$1,278,022	$390,423
Universal life insurance contracts	9,419	9,436	9,712
Net exchanges to (from) the fixed accounts of variable annuity contracts	(15,532)	427	23,546
Withdrawal payments on:
Fixed annuity contracts	(151,329)	(114,000)	(137,007)
Universal life insurance contracts	(8,261)	(7,522)	(10,740)
Claims and annuity payments, net of reinsurance, on:
Fixed annuity contracts	(31,615)	(24,551)	(37,837)
Universal life insurance contracts	(17,355)	(12,270)	(20,005)
Capital contributions	—	115,000	—

NET CASH PROVIDED BY FINANCING ACTIVITIES	230,269	1,244,542	218,092

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	(79,153)	66,056	8,973

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD	104,011	37,955	28,982

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD	$24,858	$104,011	$37,955

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid to Parent	$(21,639)	$(5,430)	$(2,922)

See accompanying notes to financial statements

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

First SunAmerica Life Insurance Company (the “Company”) is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the “Parent”), which is a wholly owned subsidiary of AIG Retirement Services, Inc. (“AIGRS”)(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, and retirement services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing fixed and variable annuity contracts for retirement savings in the State of New York.

Substantially all of the Company’s revenues are derived from the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two financial institutions represented approximately 13% and 11% of deposits in the year ended December 31, 2004. One financial institution represented approximately 16% and one independent broker-dealer represented approximately 15% of deposits in the year ended December 31, 2003. One financial institution represented approximately 19% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for more than 10% of deposits for any such periods.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder’s equity. Bonds, notes and redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $507,000,000 and $151,000,000 as of December 31, 2004 and 2003, respectively and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the balance sheet as of December 31, 2004 and 2003, respectively. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income.

Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security’s net realizable value, a determination is made as to whether that decline is temporary or “other than temporary”. If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is “other than temporary”, the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income. Impairment writedowns totaled $759,000, $3,139,000 and $9,515,000 in the years ending December 31, 2004, 2003 and 2002.

DEFERRED ACQUISITION COSTS (“DAC”): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

DAC is amortized based on a percentage of expected gross profits (“EGPs”) over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, fixed options of variable annuity contracts (“Fixed Options”) and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a “DAC unlocking”) when estimates of future gross profits to be realized from its annuity contracts are revised.

The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the “long-term growth rate assumption”). The Company uses a “reversion to the mean” methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the “short-term growth rate assumption”) would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder’s equity.

The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”), the Company reclassified $16,098,000 of these expenses from DAC to other deferred expenses, which is reported on the balance sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.

The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the statement of income and comprehensive income.

RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS: Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,” and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company’s statement of income and comprehensive income, as they are recorded directly to contract holder liabilities upon receipt.

RESERVE FOR GUARANTEED BENEFITS: Reserve for guaranteed minimum death benefits (“GMDB”) is accounted for in accordance with SOP 03-1 and is included in other liabilities on the balance sheet. See Note 7.

FEE INCOME: Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

supporting the variable annuity contracts. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income is earned.

INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Beginning in 2004, the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $2,013,000 ($3,098,000 pre-tax) to reflect the liability and the related impact of DAC as of January 1, 2004.

3.	INVESTMENTS

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

	Amortized Cost	Estimated Fair Value
	(in thousands)
AT DECEMBER 31, 2004:

U.S. government securities	$18,743	$19,358
Mortgage-backed securities	753,378	771,642
Securities of public utilities	120,769	125,369
Corporate bonds and notes	1,599,497	1,624,383
Other debt securities	426,892	430,673

Total	$2,919,279	$2,971,425

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued):

	Amortized Cost	Estimated Fair Value
	(in thousands)
AT DECEMBER 31, 2003:

U.S. government securities	$17,671	$18,054
Mortgage-backed securities	619,800	634,640
Securities of public utilities	126,229	131,158
Corporate bonds and notes	1,226,035	1,248,590
Other debt securities	627,912	625,370

Total	$2,617,647	$2,657,812

At December 31, 2004, bonds and notes included $107,951,000 not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 31%, 19%, 13% and 12% concentrated in telecommunications, cyclical consumer products, transportation and financial services industries, respectively. No other industry concentration constituted more than 10% of these assets.

At December 31, 2004, mortgage loans were collateralized by properties located in 27 states, with loans totaling approximately 25% and 12% of the aggregate carrying value of the portfolio secured by properties located in California and New York, respectively. No more than 10% of the portfolio was secured by properties located in any other single state.

At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $1,700,000.

At December 31, 2004, $613,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

The Company had no investments in any one entity or its affiliates exceeding 10% of the Company’s shareholder’s equity at December 31, 2004.

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:

3.	INVESTMENTS (Continued):

	Amortized Cost	Estimated Fair Value
	(in thousands)
Due in one year or less	$53,983	$54,926
Due after one year through five years	849,786	864,360
Due after five years through ten years	916,487	925,955
Due after ten years	345,645	354,542
Mortgage-backed securities	753,378	771,642

Total	$2,919,279	$2,971,425

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

	Gross Unrealized Gains	Gross Unrealized Losses
	(in thousands)
AT DECEMBER 31, 2004:

U.S. government securities	$634	$(19)
Mortgage-backed securities	20,512	(2,248)
Securities of public utilities	4,873	(273)
Corporate bonds and notes	33,360	(8,474)
Other debt securities	6,263	(2,482)

Total	$65,642	$(13,496)

AT DECEMBER 31, 2003:

U.S. government securities	$383	$—
Mortgage-backed securities	20,483	(5,643)
Securities of public utilities	5,258	(329)
Corporate bonds and notes	30,773	(8,217)
Other debt securities	7,294	(9,837)

Total	$64,191	$(24,026)

Gross unrealized gains on equity securities aggregated $5,000 and $9,000 at December 31, 2004 and 2003, respectively. Gross unrealized losses on equity securities aggregated $0 and $5,000 at December 31, 2004 and 2003, respectively.

The following tables summarize the Company’s gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 (dollars in thousands):

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued):

	Less than 12 Months			12 Months or More			Total
December 31, 2004	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items
U.S. government securities	$2,001	$(19)	1	$—	$—	—	$2,001	$(19)	1
Mortgage-backed securities	152,192	(1,887)	31	13,802	(362)	7	165,994	(2,249)	38
Securities of public utilities	22,303	(273)	6	—	—	—	22,303	(273)	6
Corporate bonds and notes	385,522	(4,043)	85	72,370	(4,430)	12	457,892	(8,473)	97
Other debt securities	97,774	(1,926)	17	26,848	(556)	7	124,622	(2,482)	24

Total	$659,792	$(8,148)	140	$113,020	$(5,348)	26	$772,812	$(13,496)	166

	Less than 12 Months			12 Months or More			Total
December 31, 2003	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items
Mortgage-backed securities	$183,577	$(5,643)	37	$—	$—	—	$183,577	$(5,643)	37
Securities of public utilities	15,013	(329)	6	—	—	—	15,013	(329)	6
Corporate bonds and notes	388,358	(8,204)	69	56	(13)	1	388,414	(8,217)	70
Other debt securities	219,407	(8,357)	44	3,521	(1,480)	1	222,928	(9,837)	45

Total	$806,355	$(22,533)	156	$3,577	$(1,493)	2	$809,932	$(24,026)	158

Realized investment gains and losses on the sales of investments are as follows:

	Years ended December 31,
	2004	2003	2002
	(in thousands)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
Realized gains	$2,903	$9,001	$8,522
Realized losses	(4,245)	(3,315)	(8,623)

COMMON STOCKS:
Realized gains	1	202	—
Realized losses	(180)	(20)	(38)

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued):

The sources and related amounts of investment income are as follows:

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
Short-term investments	$428	$848	$1,441
Bonds and notes and redeemable preferred stocks	149,869	103,197	80,518
Mortgage loans	15,161	13,552	13,000
Policy loans	2,682	2,819	2,160
Securities lending	689	55	788

Gross investment income	168,829	120,471	97,907
Less: investment expenses	(1,458)	(741)	(580)

Total investment income	$167,371	$119,730	$97,327

Investment income was attributable to the following products:

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
Fixed annuity contracts	$137,906	$91,169	$65,606
Variable annuity contracts	17,055	14,564	14,062
Universal life insurance contracts	12,410	13,997	17,659

Total	$167,371	$119,730	$97,327

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company’s financial instruments. The disclosures do not address the value of the Company’s recognized and unrecognized non-financial assets and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

The estimated fair values of the Company’s financial instruments at December 31, 2004 and 2003 compared with their respective carrying values are as follows:

	Carrying Value	Fair Value
	(in thousands)
AT DECEMBER 31, 2004:

ASSETS:
Cash and short-term investments	$24,858	$24,858
Bonds, notes and redeemable preferred stocks	2,971,425	2,971,425
Mortgage loans	276,859	284,054
Policy loans	32,899	32,899
Common stock	705	705
Securities lending collateral	517,644	517,644
Variable annuity assets held in separate accounts	488,046	488,046

LIABILITIES:
Reserves for fixed annuity contracts	$2,863,048	$2,827,611
Securities lending payable	517,644	517,644
Variable annuity liabilities related to separate accounts	488,046	488,046

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

	Carrying Value	Fair Value
	(in thousands)
AT DECEMBER 31, 2003:

ASSETS:
Cash and short-term investments	$104,011	$104,011
Bonds, notes and redeemable preferred stocks	2,657,812	2,657,812
Mortgage loans	215,521	230,022
Policy loans	35,251	35,251
Common stock	295	295
Securities lending collateral	154,756	154,756
Variable annuity assets held in separate accounts	438,224	438,224

LIABILITIES:
Reserves for fixed annuity contracts	$2,490,145	$2,419,705
Securities lending payable	154,756	154,756
Variable annuity liabilities related to separate accounts	438,224	438,224

5.	DEFERRED ACQUISITION COSTS

The following table summarizes the activity in deferred acquisition costs:

	Years Ended December 31,
	2004	2003
	(in thousands)
Balance at beginning of year	$161,828	$100,571
Acquisition costs deferred	35,395	79,439
Effect of net unrealized (gains) losses on securities	(5,915)	1,344
Amortization charged to income	(31,772)	(19,526)
Cumulative effect of SOP 03-1	(1,807)	—

Balance at end of year	$157,729	$161,828

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

6.	OTHER DEFERRED EXPENSES

The following table summarizes the activity in other deferred expenses:

	Years Ended December 31,
	2004	2003
	(in thousands)
Balance at beginning of year	$16,098	$3,888
Expenses deferred	6,037	13,192
Effect of net unrealized (gains) losses on securities	(585)	56
Amortization charged to income	(2,411)	(1,038)

Balance at end of year	$19,139	$16,098

7.	GUARANTEED BENEFITS

The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. For many of the Company’s variable annuity contracts, the Company offers contractual guarantees in the event of death or at specified dates during the accumulation period. Such benefits are referred to as GMDB and guaranteed minimum account value (“GMAV”), respectively.

The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total “variable annuity assets held in separate accounts” with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees in the statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits in the statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the statement of income and comprehensive income.

The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder’s beneficiary will receive the greater of (1) the contract holder’s account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for subsequent withdrawals, at the end of a ten-year waiting period. GMAVs are considered to be derivatives under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and are recognized at fair value in the balance sheet and through investment income in the statement of income and comprehensive income. The Company began offering the GMAV option in 2004.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	GUARANTEED BENEFITS (Continued)

Details concerning the Company’s guaranteed benefit exposures as of December 31, 2004 are as follows:

	Return of Net Deposits	Highest Specified Anniversary Account Value Minus Withdrawals Post Anniversary
	(dollars in thousands)
In the event of death (GMDB):
Account value	$148,283	$649,952
Net amount at risk (a)	$348	57,713
Average attained age of contract holders	65	62
Range of guaranteed minimum return rates	0%	0%

Accumulation at specified date (GMAV):
Account value	$16,314	$—
Net amount at risk (b)	—	—
Weighted average period remaining until guaranteed payment	9.8 Years	—

(a)	Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.
(b)	Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

The following summarizes the reserves for guaranteed benefits on variable contracts reflected in the general account:

(in thousands)
Balance at January 1, 2004 (c)	$1,640
Guaranteed benefits incurred	1,193
Guaranteed benefits paid	(934)

Balance at December 31, 2004	$1,899

(c)	Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	GUARANTEED BENEFITS (Continued)

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

•	Data used was 5,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 10%.

•	Volatility assumption was 16%.

•	Mortality was assumed to be 64% of the 75-80 ALB table.

•	Lapse rates vary by contract type and duration and range from 0% to 40%.

•	The discount rate was approximately 8%.

8.	REINSURANCE

Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder’s equity.

The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Universal life insurance fees are presented net of reinsurance premiums of $7,275,000, $7,132,000 and $6,078,000 in 2004, 2003 and 2002, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $8,855,000, $3,645,000 and $4,247,000 in 2004, 2003 and 2002, respectively.

In 2004, the Company entered a contract to reinsure credit life and credit accident and health insurance policies. The Company receives a share of premium for the reinsured policies and will indemnify the reinsured for a proportionate share of these liabilities while the reinsured retains the assets and corresponding reserve liabilities. The treaty is for one year with the option to renew annually and may be terminated by either party with 180 days advance notice.

9.	COMMITMENTS AND CONTINGENT LIABILITIES

At December 31, 2004, the Company has commitments to purchase approximately $5,000,000 of asset backed securities in the ordinary course of business. These commitments expire in total in 2007.

Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

10.	SHAREHOLDER’S EQUITY

The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2004 and December 31, 2003, 300 shares were outstanding.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

10.	SHAREHOLDER’S EQUITY (Continued)

Changes in shareholder’s equity are as follows:

	Years ended December 31,
	2004	2003	2002
	(in thousands)
ADDITIONAL PAID-IN CAPITAL:
Beginning balances	$259,428	$144,428	$144,428
Capital contributions by Parent	—	115,000	—

Ending balances	$259,428	$259,428	$144,428

RETAINED EARNINGS:
Beginning balances	$68,657	$51,740	$44,982
Net income	23,425	16,917	6,758

Ending balances	$92,082	$68,657	$51,740

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Beginning balances	$18,440	$13,870	$1,169
Change in net unrealized gains on debt securities available for sale	11,981	5,138	29,401
Change in net unrealized gains (losses) on equity securities available for sale	1	493	(161)
Change in adjustment to deferred acquisition costs and other deferred expenses	(6,500)	1,400	(9,700)
Tax effects of net changes	(1,919)	(2,461)	(6,839)

Ending balances	$22,003	$18,440	$13,870

Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

	December 31, 2004	December 31, 2003
	(in thousands)
Gross unrealized gains	$65,647	$64,200
Gross unrealized losses	(13,496)	(24,031)
Adjustment to DAC and other deferred expenses	(18,300)	(11,800)
Deferred income taxes	(11,848)	(9,929)

Accumulated other comprehensive income	$22,003	$18,440

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

10.	SHAREHOLDER’S EQUITY (Continued)

On September 30, 2003 and December 31, 2003, the Company received cash capital contributions from the Parent of $40,000,000 and $75,000,000, respectively.

Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company’s net gain from operations of the preceding year’s statutory annual statement or 10% of preceding year’s statutory surplus. Dividends of $25,870,000 can be paid to the shareholder during 2005 without prior approval of the New York Superintendent of Insurance.

Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company’s net income for the year ended December 31, 2004 was approximately $41,524,000 and net loss for years ended December 31, 2003 and 2002 were $28,065,000, and $1,416,000, respectively. The Company’s statutory capital and surplus totaled approximately $261,706,000 at December 31, 2004, $213,084,000 at December 31, 2003 and $123,141,000 at December 31, 2002.

11.	INCOME TAXES

The components of the provisions for income taxes on pretax income consist of the following:

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
Current	$25,539	$3,041	$(16,471)
Deferred	(17,640)	9,040	25,503

Total income tax expense	$7,899	$12,081	$9,032

Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
Amount computed at statutory rate	$11,668	$10,149	$5,527
Increases (decreases) resulting from:
State income taxes, net of federal tax benefit	3,250	1,447	2,103
Dividends received deduction	(386)	(315)	(144)
Adjustment to prior year tax liability (a)	(6,633)	—	—
Other, net	—	800	1,546

Total income tax expense	$7,899	$12,081	$9,032

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

11.	INCOME TAXES (Continued)

(a)	In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

	Years Ended December 31,
	2004	2003
	(in thousands)
DEFERRED TAX ASSETS:
Investments	$959	$—
Contract holder reserves	27,931	14,994
Other assets	7,477	11,510

Total deferred tax assets	36,367	26,504

DEFERRED TAX LIABILITIES:
Investments	$—	$(2,637)
Deferred acquisition costs and other deferred expenses	(49,383)	(52,448)
Other liabilities	(228)	(3,385)
Net unrealized gains on debt and equity securities available for sale	(11,848)	(9,929)

Total deferred tax liabilities	(61,459)	(68,399)

Deferred income taxes	$(25,092)	$(41,895)

The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.	RELATED-PARTY MATTERS

On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $5,000,000. This commitment expires on October 28, 2005. There was no outstanding balance under this agreement at December 31, 2004.

On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

On February 15, 2004, the Company entered into a short-term financing arrangement with an affiliate, AIG SunAmerica Life Assurance Company (“AIG SALAC”) whereby the Company has the right to borrow up to $15,000,000 from AIG SALAC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. (“SAII”) whereby the Company has the right to borrow up to $15,000,000 from SAII and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2004.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	RELATED-PARTY MATTERS (Continued)

The Company’s products may be sold by nine affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corporation; Financial Service Corporation; Sentra Securities Corporation; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; VALIC Financial Advisors Inc.; American General Equity Services Corporation; and American General Securities Incorporated. Commissions paid to these broker-dealers totaled $996,000, $1,063,000 and $1,143,000 in the years ended December 31, 2004, 2003 and 2002, respectively. These affiliated broker-dealers represent 3%, 1% and 5% of annuity deposits in the years ended December 31, 2004, 2003 and 2002, respectively.

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $7,925,000 for the year ended December 31, 2004, $5,250,000 for the year ended December 31, 2003 and $8,399,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $2,138,000, $3,855,000 and $3,305,000, in 2004, 2003 and 2002 respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company’s fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $1,138,000 in 2004, $841,000 in 2003 and $107,000 in 2002. Additionally, costs charged to the Company for marketing such policies amounted to $1,605,000 in 2004, $4,010,000 in 2003 and $1,021,000 in 2002 and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

The majority of the Company’s invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,223,000, $1,232,000 and $793,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company incurred $629,000, $106,000 and $7,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) for the year ended December 31, 2004, 2003 and 2002, respectively.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. (“SAAMCo”), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company’s variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company’s variable annuity products. Amounts earned by the Company under this agreement totaled $1,537,000 in 2004 and are included in variable annuity policy fees in the statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.

The Company has a support agreement in effect between the Company and AIG (the “Support Agreement”), pursuant to which AIG has agreed that AIG will cause the Company to maintain a contract holders’ surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support

FIRST SUNAMERICA LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

12.	RELATED-PARTY MATTERS (Continued)

Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

The Company’s insurance policy obligations are guaranteed by American Home Assurance Company (“American Home”), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company’s contract holders’ have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

The Company’s ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG’s Board of Directors and new management adequate time to complete an extensive review of AIG’s books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG’s decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company’s ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

PART C — OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

The following financial statements are included in Part B of the Registration Statement:

Financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004.

Financial statements of FS Variable Annuity Account Five are not included, as sales have only recently begun.

(b) Exhibits

(1)	Resolutions Establishing Separate Account	***

(2)	Custody Agreements	Not Applicable

(3)	(a) Form of Distribution Contract	+

	(b) Form of Selling Agreement	+

(4)	(a) Variable Annuity Contract	+

	(b) Death Benefit Endorsements	+

	(c) Guaranteed Minimum Account Value Endorsements	+

	(d) 2004 Guaranteed Minimum Withdrawal Benefit Endorsement	+

	(e) 2005 Guaranteed Minimum Withdrawal Benefit Endorsement	Filed Herewith

(5)	(a) Application for Contract	+

(6)	Depositor — Corporate Documents

	(a) Certificate of Corporation	**

	(b) By-Laws	**

(7)	Reinsurance Contract	Not Applicable

(8)	Form of Fund Participation Agreements

	(c) Seasons Series Trust Form of Fund Participation Agreement	+

(9)	Opinion of Counsel	+

	Consent of Counsel	Not Applicable

(10)	Consent of Independent Registered Public Accounting Firm	Filed Herewith

(11)	Financial Statements Omitted from Item 23	Not Applicable

(12)	Initial Capitalization Agreement	Not Applicable

(13)	Performance Computations	Not Applicable

(14)	Diagram and Listing of All Persons Directly or Indirectly Controlled By or Under Common Control with First SunAmerica, the Depositor of Registrant	Filed Herewith

(15)	Power of Attorney	****

**	Incorporated by reference to Post-Effective Amendments 5 and 7 to File Nos. 033-85014 and 811-08810, filed January 30, 1998, accession number 0000950148-98-000132.
***	Incorporated by reference to initial Form N-4 File Nos. 333-116026 and 811-08369, filed May 28, 2004, accession number 0001193125-04-096250.
****	Incorporated by reference to initial Form N-4 File Nos. 333-118218 and 811-08369, filed August 13, 2004, accession number 0001193125-04-140414.
+	Incorporated herein by reference to Pre-effective amendment no. 1 under the 1933 act and amendment no. 1 under the 1940 act to Registration Statement File nos. 333-118218 and 811-08369 filed on Form N-4 on December 9, 2004, accession no. 000119312J-04-210437.

Item 25. Directors and Officers of the Depositor

The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME	POSITION
Jay S. Wintrob	Director, Chief Executive Officer & President
James R. Belardi	Director and Senior Vice President
Marc H. Gamsin	Director and Senior Vice President
N. Scott Gillis***	Director, Senior Vice President and Chief Financial Officer
Jana W. Greer***	Director and Senior Vice President
Bruce R. Abrams**	Director, Senior Vice President
Christine A. Nixon	Director, Senior Vice President and Secretary
M. Bernard Aidinoff*	Director
Marion E. Fagen*	Director
Patrick J. Foley*	Director
Cecil C. Gamwell III*	Director
Jack R. Harnes*	Director
David L. Herzog*	Director
John I. Howell*	Director
Ernest T. Patrikis*	Director
Michael J. Akers**	Senior Vice President
Gregory M. Outcalt	Senior Vice President
Stewart R. Polakov***	Senior Vice President and Controller
Edwin R. Raquel***	Senior Vice President and Chief Actuary
Kurt W. Bernlohr**	Vice President
Michelle H. Powers**	Vice President
Mallary L. Reznik	Vice President
Stephen Stone***	Vice President
Edward T. Texeria***	Vice President
Virginia N. Puzon	Assistant Secretary

*	Principal business address 70 Pine Street, New York, NY 10270
**	Principal business address is 2727 Allen Parkway, Houston, TX 77019
***	Principal business address is 21650 Oxnard Street, Woodland Hills, CA 91367

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

The Registrant is a separate account of First SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. (“AIG”). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 filed herewith. An organizational chart can be found in the Company’s Form 10-K, SEC file number 033-81474, accession number 0000950148-05-000048, filed April 15, 2005. An organization chart for AIG can be found in Form 10K, SEC file number 001-08787, accession number 0000950123-04-00330, filed March 15, 2004. That organization chart is current as of December 2003. As of the date of this filing, AIG has not yet filed its 2004 Form 10-K.

Item 27. Number of Contract Owners

As of March 28, 2005, the number of Seasons Triple Elite contracts funded by FS Variable Annuity Account Five was 2 of which 2 were qualified contracts and 0 were non-qualified contracts.

Item 28. Indemnification

Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Company’s By-Laws (“By-Laws”) authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of New York, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company’s officers and directors are covered by certain directors’ and officers’ liability insurance policies maintained by the Company’s parent.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. (“Distributor”) for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor’s failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor’s failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29 Principal Underwriter

(a)	AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

AIG SunAmerica Life Assurance Company - Variable Separate Account

AIG SunAmerica Life Assurance Company - Variable Annuity Account One

AIG SunAmerica Life Assurance Company - Variable Annuity Account Two

AIG SunAmerica Life Assurance Company - Variable Annuity Account Four

AIG SunAmerica Life Assurance Company - Variable Annuity Account Five

AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven

AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine

First SunAmerica Life Insurance Company - FS Variable Separate Account

First SunAmerica Life Insurance Company - FS Variable Annuity Account One

First SunAmerica Life Insurance Company - FS Variable Annuity Account Two

First SunAmerica Life Insurance Company - FS Variable Annuity Account Five

First SunAmerica Life Insurance Company - FS Variable Annuity Account Nine

Presidential Life Insurance Company - Variable Account One

Anchor Series Trust

Seasons Series Trust

SunAmerica Series Trust

SunAmerica Style Select Series, Inc. issued by AIG SunAmerica Asset Management Corp. (AIG SAAMCo)

SunAmerica Equity Funds issued by AIG SAAMCo

SunAmerica Income Funds issued by AIG SAAMCo

SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo

SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo

SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo

VALIC Company I and

VALIC Company II

(b)	Directors, Officers and principal place of business:

Officer/Directors*	Position
Peter A. Harbeck	Director
J. Steven Neamtz	Director, President & Chief Executive Officer
Debbie Potash-Turner	Senior Vice President, Chief Financial Officer & Controller
John T. Genoy	Vice President
James Nichols	Vice President
Thomas Lynch	Chief Compliance Officer
Christine A. Nixon**	Secretary
Virginia N. Puzon**	Assistant Secretary

*	Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.
**	Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c)	AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

First SunAmerica Life, the Depositor for the Registrant, is located at 733 Third Avenue, New York, New York 10017. First SunAmerica Life maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Registrant hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88). The Registrant has complied with conditions one through four on the no-action letter.

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment Nos. 3 and 4 to its Registration Statement on Form N-4 (File Nos. 333-118218 and 811-08369) to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 25th day of April 2005.

FS VARIABLE ANNUITY ACCOUNT FIVE
(Registrant)

By:	FIRST SUNAMERICA LIFE INSURANCE COMPANY

By:	/s/ JAY S. WINTROB
Jay S. Wintrob, Chief Executive Officer

FIRST SUNAMERICA LIFE INSURANCE COMPANY (Depositor)

By:	/s/ JAY S. WINTROB
Jay S. Wintrob, Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
JAY S. WINTROB* Jay S. Wintrob	Chief Executive Officer, President & Director (Principal Executive Officer)	April 25, 2005

BRUCE R. ABRAMS* Bruce R. Abrams	Director	April 25, 2005

M. BERNARD AIDINOFF* M. Bernard Aidinoff	Director	April 25, 2005

JAMES R. BELARDI* James R. Belardi	Director	April 25, 2005

MARION E. FAJEN* Marion E. Fajen	Director	April 25, 2005

PATRICK J. FOLEY* Patrick J. Foley	Director	April 25, 2005

MARC H. GAMSIN* Marc H. Gamsin	Director	April 25, 2005

CECIL C. GAMWELL III* Cecil C. Gamwell III	Director	April 25, 2005

N. SCOTT GILLIS* N. Scott Gillis	Senior Vice President, Chief Financial Officer & Director (Principal Financial Officer)	April 25, 2005

JANA W. GREER* Jana W. Greer	Director	April 25, 2005

JACK R. HARNES* Jack R. Harnes	Director	April 25, 2005

DAVID L. HERZOG* David L. Herzog	Director	April 25, 2005

JOHN I. HOWELL* John I. Howell	Director	April 25, 2005

CHRISTINE A. NIXON* Christine A. Nixon	Director	April 25, 2005

ERNEST T. PATRIKIS* Ernest T. Patrikis	Director	April 25, 2005

STEWART R. POLAKOV* Stewart R. Polakov	Senior Vice President and Controller (Principal Accounting Officer)	April 25, 2005

*/s/ MALLARY L. REZNIK Mallary L. Reznik Attorney-in-fact		April 25, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
(4)(e)	2005 Guaranteed Minimum Withdrawal Benefit Endorsement

(10)	Consent of Independent Registered Public Accounting Firm

(14)	Diagram and Listing of All Person Directly or Indirectly Controlled by or Under Common Owner Control with First SunAmerica Life Insurance Company, the Depositor of Registrant